UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007
INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 8.01. Other Events.
     On June 12, 2007, in connection with its previously announced tender offer and consent solicitation, Inverness Medical Innovations, Inc. entered into a Ninth Supplemental Indenture with respect to its 8.75% Senior Subordinated Notes due 2012 (the “Notes”) with U.S. Bank Trust National Association, as trustee, and the Guarantors as defined therein (the “Supplemental Indenture”). The Supplemental Indenture effects amendments to the Indenture, dated as of February 10, 2004, governing the Notes (the “Indenture”). The Supplemental Indenture will eliminate substantially all of the restrictive covenants and certain events of default and modify other provisions contained in the Indenture. The amendments will not become operative until the Notes tendered in the tender offer and consent solicitation are accepted for purchase by Inverness. The tender offer remains conditioned upon, among other things, Inverness receiving new financing in an amount of at least $1.3 billion and Inverness’s purchase of shares of common stock of Biosite Incorporated pursuant to the tender offer for such shares made on May 29, 2007. No assurance can be given that these conditions will be satisfied. The foregoing summary of the Supplemental Indenture is qualified in its entirety by reference to the copy of the Supplemental Indenture, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On June 12, 2007, Inverness issued a press release announcing Inverness’s receipt of requisite consents to enter into the Supplemental Indenture and the pricing of its tender offer for the Notes. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Ninth Supplemental Indenture relating to the 8.75% Senior Subordinated Notes due 2012, dated as of June 12, 2007

99.2	Press Release, dated June 12, 2007, entitled “Inverness Medical Innovations Receives Requisite Consents And Sets Pricing For Tender Offer For 8.75% Senior Subordinated Notes”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: June 12, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel -- Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ninth Supplemental Indenture relating to the 8.75% Senior Subordinated Notes due 2012, dated as of June 12, 2007

99.2	Press Release, dated June 12, 2007, entitled “Inverness Medical Innovations Receives Requisite Consents And Sets Pricing For Tender Offer For 8.75% Senior Subordinated Notes”